UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         October 12, 2006

SUN HEALTHCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-49663	85-0410612
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

18831 Von Karman, Suite 400
Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

No Change
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On October 12, 2006, Sun Healthcare Group, Inc. (“Sun”) or its subsidiary, Sun Health Specialty Services, Inc. (“SHSS”), entered into the employment agreements and amendments to employment agreements described below. The compensation terms included within each of the agreements and amendments were approved by the Compensation Committee of Sun’s Board of Directors.

• Sun entered into a new Employment Agreement with Richard Matros, Sun’s Chief Executive Officer (the "Matros Agreement"). A copy of the Matros Agreement is included in this Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The Matros Agreement supersedes and replaces the prior employment agreement between Mr. Matros and Sun dated February 28, 2002. The Matros Agreement provides for an annual base salary of $700,000, subject to annual merit increases, and provided that if Sun equals or exceeds its budgeted EBITDA target for 2006, then his annual salary shall be $750,000 retroactive to November 5, 2005. Mr. Matros shall be entitled to receive an annual bonus, not to exceed 120% of his base salary, based upon Sun’s level of achievement of its EBITDA target and Sun’s equity value creation, as described in the Matros Agreement. The Matros Agreement expires on March 27, 2009; provided, however, that the agreement will automatically be extended for an additional year unless either party provides notice of non-extension at least 90 days prior to the expiration of the initial term or renewal term, as the case may be. The Matros Agreement generally provides that, in the event of termination of employment without Good Cause or by Mr. Matros for Good Reason (each as defined), then he would be entitled to (i) a lump sum severance amount equal to the greater of (a) the base salary owing for the remaining term of the agreement or (b) two years of base salary, unless the event occurred within two years of a change of control, in which case he would be entitled to three years of base salary, and (ii) any earned but unpaid bonus and the amount of the annual bonus which would have been earned in the year of termination. In addition, in the event that any payment made to Mr. Matros would result in an excise tax imposed by Section 4999 of the Internal Revenue Code, then he would be entitled to an additional gross-up payment in an amount that would place him in the same after-tax economic position that he would have enjoyed if the excise tax had not applied to the payment.

• Sun entered into a new Employment Agreement with Heidi J. Fisher, Sun’s Senior Vice President of Human Resources (the "Fisher Agreement"). A copy of the Fisher Agreement is included in this Form 8-K as Exhibit 10.3 and is incorporated herein by reference. The Fisher Agreement supersedes and replaces the prior employment agreement between Ms. Fisher and SHSS dated February 11, 2002. The Fisher Agreement provides for an annual base salary of $239,875, subject to annual merit increases. Ms. Fisher shall be entitled to receive an annual bonus, not to exceed 80% of her base salary, based upon Sun’s level of achievement of its EBITDA target and her level of achievement of individual goals, as described in the Fisher Agreement. The Fisher Agreement does not have a specified termination date. The Fisher Agreement generally provides that, in the event of termination of employment without Good Cause or by Ms. Fisher for Good Reason (each as defined), then she would be entitled to (i) a lump sum severance amount equal to one year of base salary, unless the event occurred within two years of a change of control, in which case she would be entitled to two years of base salary, and (ii) any earned but unpaid bonus and the amount of the annual bonus which would have been earned in the year of termination. In addition, in the event that any payment made to Ms. Fisher would result in an excise tax imposed by Section 4999 of the Internal Revenue Code, then she would be entitled to an additional gross-up payment in an amount that would place her in the same after-tax economic position that she would have enjoyed if the excise tax had not applied to the payment.

• Sun entered into an Employment Agreement with Chauncey J. Hunker, Sun’s Chief Compliance and Risk Officer (the "Hunker Agreement"). A copy of the Hunker Agreement is included in this Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The Hunker Agreement supersedes and replaces the severance agreement between Mr. Hunker and Sun dated March 22, 2002. The Hunker Agreement provides for an annual base salary of $300,000, subject to annual merit increases. Mr. Hunker shall be entitled to receive an annual bonus, not to exceed 100% of his base salary, based upon Sun’s level of achievement of its EBITDA target and his level of achievement of individual goals, as described in the Hunker Agreement. The Hunker Agreement does not have a specified termination date. The Hunker Agreement generally provides that, in the event of termination of employment without Good Cause or by Mr. Hunker for Good Reason (each as defined), then he would be entitled to (i) a lump sum severance amount equal to one year of base salary, unless the event occurred within two years of a change of control, in which case he would be entitled to two years of base salary, and (ii) any earned but unpaid bonus and the amount of the annual bonus which would have been earned in the year of termination. In addition, in the event that any payment made to Mr. Hunker would result in an excise tax imposed by Section 4999 of the Internal Revenue Code, then he would be entitled to an additional gross-up payment in an amount that would place him in the same after-tax economic position that he would have enjoyed if the excise tax had not applied to the payment.

• Sun entered into Amendment No. 1 to Employment Agreement with L. Bryan Shaul, Sun’s Executive Vice President and Chief Financial Officer (the "Shaul Agreement"). A copy of the Shaul Agreement is included in this Form 8-K as Exhibit 10.4 and is incorporated herein by reference. The Shaul Agreement amends the employment agreement between Mr. Shaul and Sun dated February 14, 2005. The Shaul Agreement provides that Mr. Shaul shall be entitled to an annual bonus, not to exceed 120% of his base salary, based upon Sun’s level of achievement of its EBITDA target, Sun’s equity value creation, and his level of achievement of individual goals, as described in the Shaul Agreement. The Shaul Agreement also provides that, in the event that any payment made to Mr. Shaul would result in an excise tax imposed by Section 4999 of the Internal Revenue Code, then he would be entitled to an additional gross-up payment in an amount that would place him in the same after-tax economic position that he would have enjoyed if the excise tax had not applied to the payment.

• Sun entered into Amendment No. 1 to Employment Agreement with Michael Newman, Sun’s Executive Vice President and General Counsel (the "Newman Agreement"). A copy of the Newman Agreement is included in this Form 8-K as Exhibit 10.5 and is incorporated herein by reference. The Newman Agreement amends the employment agreement between Mr. Newman and Sun dated March 22, 2005. The Newman Agreement provides that Mr. Newman shall be entitled to an annual bonus, not to exceed 100% of his base salary, based upon Sun’s level of achievement of its EBITDA target and his level of achievement of individual goals, as described in the Newman Agreement. The Newman Agreement also provides that, in the event that any payment made to Mr. Newman would result in an excise tax imposed by Section 4999 of the Internal Revenue Code, then he would be entitled to an additional gross-up payment in an amount that would place him in the same after-tax economic position that he would have enjoyed if the excise tax had not applied to the payment.

• SHSS entered into Amendment No. 1 to Employment Agreement with William Mathies, the President and Chief Operating Officer of each of SunBridge Healthcare Corporation and SHG Services, Inc. (the "Mathies Agreement"). A copy of the Mathies Agreement is included in this Form 8-K as Exhibit 10.6 and is incorporated herein by reference. The Mathies Agreement amends the employment agreement between Mr. Mathies and SHSS dated February 28, 2002. The Mathies Agreement provides that Mr. Mathies shall be entitled to an annual bonus, not to exceed 120% of his base salary, based upon Sun’s level of achievement of its EBITDA target and Sun’s equity value creation, as described in the Mathies Agreement. The Mathies Agreement also provides that, in the event that any payment made to Mr. Mathies would result in an excise tax imposed by Section 4999 of the Internal Revenue Code, then he would be entitled to an additional gross-up payment in an amount that would place him in the same after-tax economic position that he would have enjoyed if the excise tax had not applied to the payment.

Item 9.01 Financial Statements and Exhibits

10.1	Employment Agreement dated as of October 12, 2006 by and between Sun Healthcare Group, Inc. and Richard Matros.
10.2	Employment Agreement dated as of October 12, 2006 by and between Sun Healthcare Group, Inc. and Chauncey J. Hunker.
10.3	Employment Agreement dated as of October 12, 2006 by and between Sun Healthcare Group, Inc. and Heidi J. Fisher.
10.4	Amendment No. 1 to Employment Agreement dated as of October 12, 2006 by and between Sun Healthcare Group, Inc. and L. Bryan Shaul.
10.5	Amendment No. 1 to Employment Agreement dated as of October 12, 2006 by and between Sun Healthcare Group, Inc. and Michael Newman.
10.6	Amendment No. 1 to Employment Agreement dated as of October 12, 2006 by and between Sun Health Specialty Services, Inc. and William A. Mathies.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HEALTHCARE GROUP, INC.

/s/ Michael T. Berg
Name: Michael T. Berg
Title: Secretary

Dated:  October 16, 2006